Commitments and Contingencies - Schedule of Maturity of Leases (Details) - USD ($) $ in Thousands	Sep. 30, 2025	Dec. 31, 2024	Dec. 31, 2023
Maturity of leases
2025	$ 68
2025	278	$ 258
2026	282	265
2027	180	269
2028	185	167
Thereafter	31
Total undiscounted lease payments	1,024	1,159
Less effects of discounting	(143)	(188)
Less current lease liability	(215)	$ (188)	$ (126)
Total operating lease liability, net of current portion	$ 666